EXHIBIT 10(xx)

TO FORM 10-K OF

WELLS REAL ESTATE FUND VIII, L.P.

PURCHASE AND SALE AGREEMENT

BY AND BETWEEN

FUND VIII-IX REIT JOINT VENTURE

a Georgia joint venture,

AS SELLER

AND

CTA, LP,

a California limited partnership,

AS PURCHASER

FOR

15253 Bake Parkway

Irvine, California

Dated as of November 19, 2004

i

Table of Contents

(continued)

ii

PURCHASE AND SALE AGREEMENT

THIS PURCHASE AND SALE AGREEMENT (the “Agreement”) is made as of the 19th day of November, 2004 (the “Effective Date”) by and between Fund VIII-IX REIT Joint Venture, a Georgia joint venture (“Seller”), having an office c/o Wells Real Estate Funds, 6200 The Corners Parkway, Norcross, Georgia 30092, and CTA, LP, a California limited partnership (“Purchaser”), having an office at P.O. Box 440 Sunset Beach, California 90742.

ARTICLE I

PURCHASE AND SALE

1.1 Agreement of Purchase and Sale. Subject to the terms and conditions hereinafter set forth, Seller agrees to sell and convey and Purchaser agrees to purchase the following:

(a) that certain tract or parcel of land situated in Orange County, California, more particularly described on Exhibit A attached hereto and made a part hereof, together with all and singular the rights and appurtenances pertaining to such property, including any right, title and interest of Seller in and to adjacent streets, alleys or rights-of-way (the property described in clause (a) of this Section 1.1 being herein referred to collectively as the “Land”);

(b) the buildings, structures, fixtures and other improvements on the Land, including specifically, without limitation, the certain office building located thereon having a street address of 15253 Bake Parkway, Irvine, California (the property described in clause (b) of this Section 1.1 being herein referred to collectively as the “Improvements”);

(c) all of Seller’s right, title and interest in and to all tangible personal property upon the Land or within the Improvements, including specifically, without limitation, appliances, furniture, carpeting, draperies and curtains, tools and supplies, and other items of personal property (excluding cash) used exclusively in connection with the operation of the Land and the Improvements and only as specifically described on Exhibit B attached hereto and made a part hereof (the property described in clause (c) of this Section 1.1 being herein referred to collectively as the “Personal Property”);

(d) all of Seller’s right, title and interest in and to that certain lease more fully described on Exhibit C attached hereto and made a part hereof (the “Lease”); and

(e) all of Seller’s right, title and interest in and to (i) all assignable contracts and agreements (collectively, the “Operating Agreements”) listed and described on Exhibit D (the “Operating Agreements Schedule”) attached hereto and made a part hereof, relating to the upkeep, repair, maintenance or operation of the Land, Improvements or Personal Property which will extend beyond the date of Closing (as such term is defined in Section 4.1 hereof), including specifically, without limitation, all assignable equipment leases, (ii) all assignable warranties and guaranties (expressed or implied) issued to Seller in connection with the Improvements (including any issued in connection with the tenant improvement work described in that certain Work Letter Agreement attached as Exhibit B to the Lease) or the Personal Property, and (iii) any plans and specifications for the Improvements (the property described in this Section 1.1(e) being sometimes herein referred to collectively as the “Intangibles”).

1.2 Property Defined. The Land, the Improvements, the Personal Property, the Lease and the Intangibles are hereinafter sometimes referred to collectively as the “Property.”

1.3 Permitted Exceptions. The Property shall be conveyed subject to the matters which are, or are deemed to be, Permitted Exceptions pursuant to Article II hereof (herein referred to collectively as the “Permitted Exceptions”).

1.4 Purchase Price. Seller is to sell and Purchaser is to purchase the Property for a total of twelve million four hundred thousand dollars ($12,400,000) (the “Purchase Price”).

1.5 Payment of Purchase Price. The Purchase Price, as increased or decreased by prorations and adjustments as herein provided, shall be payable in full at Closing in cash by wire transfer of immediately available federal funds to a bank account designated by Escrow Agent in writing to Purchaser prior to the Closing. Said funds shall be so deposited at least one (1) business day prior to the date of Closing.

1.6 Earnest Money. Purchaser has previously deposited with Farmers & Merchants Bank (the “Escrow Agent”), having its office at 302 Pine Avenue, Long Beach, California 90802, the sum of five hundred thousand dollars ($500,000) (the “Earnest Money”). The Escrow Agent shall hold the Earnest Money in an interest-bearing account in accordance with the terms and conditions of an escrow agreement entered into among Seller, Purchaser and Escrow Agent simultaneously with the execution of this Agreement. All interest accruing on such sums shall become a part of the Earnest Money and shall be distributed as Earnest Money in accordance with the terms of this Agreement. Upon the Purchaser’s receipt of the Estoppel Certificate (as defined below), the Earnest Money shall be non-refundable to Purchaser except as expressly set forth in this Agreement.

1.7 Delivery to Escrow Agent. Upon mutual execution of this Agreement, the parties hereto shall deposit an executed copy of this Agreement with Escrow Agent and this Agreement shall (along with such supplementary instructions not inconsistent herewith as either party hereto may deliver to Escrow Agent) serve as escrow instructions to Escrow Agent for the consummation of the purchase and sale contemplated hereby. Seller and Purchaser agree to execute such additional escrow instructions as Escrow Agent may reasonably require and which are not inconsistent with the provisions hereof; provided, however, that in the event of any conflict between the provisions of this Agreement and any supplementary escrow instructions, the terms of this Agreement shall control.

ARTICLE II

TITLE AND SURVEY

2.1 Title Examination; Commitment for Title Insurance. Seller has obtained from Chicago Title Insurance Company, 4170 Ashford Dunworthy Rd., Suite 460, Atlanta, Georgia

30319, Attention: Judy Stillings (“Title Company”) and delivered to Purchaser, a preliminary title insurance report (the “Title Commitment”) covering the Land and Improvements, and Purchaser has approved the condition of title to the Land and Improvements.

2.2 Survey. Seller has delivered or shall deliver to Purchaser, Seller’s existing survey of the Property (the “Survey”). Purchaser may, at its sole cost and expense, update and recertify the Survey. Purchaser shall delivery a copy of any such Survey update to Seller prior to the Closing.

2.3 [Intentionally Omitted].

2.4 Conveyance of Title. At Closing, Seller shall convey and transfer to Purchaser such title to the Land and Improvements as will enable the Title Company to issue to Purchaser an ALTA Owner’s Policy of Title Insurance (the “Title Policy”) covering the Property, in the full amount of the Purchase Price. Notwithstanding anything contained herein to the contrary, the Property shall be conveyed subject to the following matters, which shall be deemed to be Permitted Exceptions:

(a) the rights of Gambro Healthcare, Inc., a Tennessee corporation (“Tenant”), as tenant only, under the Lease;

(b) the lien of all ad valorem real estate taxes and assessments not yet due and payable as of the date of Closing, subject to adjustment as herein provided;

(c) local, state and federal laws, ordinances or governmental regulations, including but not limited to, building and zoning laws, ordinances and regulations, now or hereafter in effect relating to the Property; and

(d) items appearing of record or shown on the Survey and, in either case, not objected to by Purchaser or waived or deemed waived by Purchaser in accordance with Sections 2.3 or 2.5 hereof.

2.5 Pre-Closing “Gap” Title Defects. Purchaser may, at or prior to Closing, notify Seller in writing of any objections to title first raised by the Title Company between (a) the date hereof and (b) the date on which the transaction contemplated herein is scheduled to close. With respect to any objections to title set forth in such notice, Seller shall have the right, but not the obligation, to cure such objections. Within five (5) days after receipt of Purchaser’s notice of objections, Seller shall notify Purchaser in writing whether Seller elects to attempt to cure such objections. Seller’s failure to respond within said five (5) day period shall be deemed to be Seller’s election not to attempt to cure any such objections. If Seller elects to attempt to cure, Seller shall have until the date of Closing to attempt to remove, satisfy or cure the same and for this purpose Seller shall be entitled to a reasonable adjournment of the Closing if additional time is required, but in no event shall the adjournment exceed sixty (60) days after the date for Closing set forth in Section 4.1 hereof. Seller shall not be obligated to expend any sums, commence any suits or take any other action to effect such cure or removal. If Seller elects not to cure any objections specified in Purchaser’s notice, or if Seller is unable to effect a cure prior to the Closing (or any date to which the Closing has been adjourned), Purchaser shall have the following options: (i) to accept a conveyance of the Property subject to the Permitted Exceptions, specifically including any matter objected to by Purchaser which Seller is unwilling or unable to cure, and without reduction of the Purchase Price; or (ii) to terminate this Agreement by sending written notice thereof to Seller, and upon delivery of such notice of termination, this Agreement shall terminate and the Earnest Money shall be returned to Purchaser, and thereafter neither party hereto shall have any further rights, obligations or liabilities hereunder except to the extent that any right, obligation or liability set forth herein expressly survives termination of this Agreement. If Seller notifies (or is deemed to have notified) Purchaser that Seller does not intend to attempt to cure any title objection, or if, having commenced attempts to cure any objection, Seller later notifies Purchaser that Seller will be unable to effect a cure thereof, Purchaser shall advise Seller in writing whether Purchaser shall elect to accept the conveyance under clause (i) or to terminate this Agreement under clause (ii). Purchaser’s failure to notify Seller within such period shall be deemed to be Purchaser’s election to accept the conveyance under clause (i) above.

ARTICLE III

INSPECTION PERIOD

3.1 Right of Inspection. Prior to the execution of this Agreement, Purchaser has had the right to make a physical inspection of the Property and to examine any operating files maintained by Seller or its property manager in connection with the leasing, current maintenance and/or management of the Property, including, without limitation, the Lease, lease files, Operating Agreements, insurance policies, bills, invoices, receipts and other general records relating to the income and expenses of the Property, correspondence, surveys, plans and specifications, warranties for services and materials provided to the Property, environmental audits and similar materials.

3.2 Tenant Estoppel. Following the execution of this Agreement, Seller shall use reasonable efforts (but without obligation to incur any cost or expense) to obtain and deliver to Purchaser prior to Closing, a written estoppel certificate in the form of Exhibit K attached hereto and made a part hereof or otherwise reasonably acceptable to Purchaser, signed by the Tenant (the “Tenant Estoppel”).

3.3 Right of Termination. If the Seller has not obtained the Tenant Estoppel by the Closing Date, Purchaser shall have the right to terminate this Agreement by giving written notice thereof to Seller. If Purchaser gives such notice of termination, this Agreement shall terminate and the Earnest Money shall be returned to Purchaser. Time is of the essence with respect to the provisions of this Section 3.3. Upon delivery to Purchaser of the Tenant Estoppel, Purchaser shall no longer have any right to terminate this Agreement under this Section 3.3 and (subject to the provisions of Section 2.5 hereof) shall be bound to proceed to Closing and consummate the transaction contemplated hereby pursuant to the terms of this Agreement.

ARTICLE IV

CLOSING

4.1 Time and Place. The parties shall conduct an escrow closing (the “Closing”) on November 30, 2004, or on such earlier date as may be agreed to by the parties, subject to extension pursuant to Section 2.5 hereof (the “Closing Date”). If the Closing does not occur on or before the Closing Date, the Escrow Agent shall, unless it is notified by both Seller and Purchaser to the contrary within three (3) days after the Closing Date, return to the depositor thereof items other than the Earnest Money which were deposited thereunder; any such return shall not, however, relieve either party of any liability it may have for its wrongful failure to close. At Closing, Seller and Purchaser shall perform the obligations set forth in, respectively, Section 4.2 hereof and Section 4.3 hereof, the performance of which obligations shall be concurrent conditions.

4.2 Seller’s Obligations at Closing. Not less than one (1) business day prior to Closing, Seller shall, unless otherwise agreed by Purchaser and Seller, deliver to the Escrow Agent or Purchaser as appropriate:

(a) a duly executed grant deed in the form of Exhibit E attached hereto, conveying the Land and Improvements, subject only to the Permitted Exceptions; the warranty of title in the Deed will be only as to claims made by, through or under Seller and not otherwise;

(b) four (4) duly executed counterparts of a bill of sale in the form of Exhibit F attached hereto;

(c) four (4) duly executed counterparts of an assignment and assumption agreement as to the Lease in the form of Exhibit G attached hereto;

(d) four (4) duly executed counterparts of an assignment and assumption agreement as to the Operating Agreements and other Intangibles in the form of Exhibit H attached hereto;

(e) the Tenant Estoppel, to the extent received by Seller from the Tenant;

(f) four (4) duly executed originals of a notice in the form of Exhibit I attached hereto, a copy of which Purchaser shall send to the Tenant informing the Tenant of the sale of the Property and of the assignment to Purchaser of Seller’s interest in, and obligations under, the Lease (including, if applicable, any security deposits) and directing that all rent and other sums payable under the Lease after the Closing shall be paid as set forth in the notice;

(g) four (4) originals of a certificate, dated as of the date of Closing and executed on behalf of Seller by a duly authorized officer thereof, stating that the representations and warranties of Seller contained in this Agreement are true and correct in all material respects as of the date of Closing (with appropriate modifications of those representations and warranties made in Section 5.1 hereof to reflect any changes therein including without limitation any changes resulting from actions under Section 5.4 hereof) or identifying any representation or warranty which is not, or no longer is, true and correct and explaining the state of facts giving rise to the change. In no event shall Seller be liable to Purchaser for, or be deemed to be in default hereunder by reason of, any breach of representation or warranty which results from any change that (i) occurs between the Effective Date and the date of Closing and (ii) is expressly permitted under the terms of this Agreement or is beyond the reasonable control of Seller to prevent; provided, however, that the occurrence of a change which is not permitted hereunder or is beyond the reasonable control of Seller to prevent shall, if materially adverse to Purchaser, constitute the non-fulfillment of the condition set forth in Section 4.7(b) hereof; if, despite changes or other matters described in such certificate, the Closing occurs, Seller’s representations and warranties set forth in this Agreement shall be deemed to have been modified by all statements made in such certificate;

(h) such evidence as the Escrow Agent may reasonably require as to the authority of the person or persons executing documents on behalf of Seller;

(i) four (4) duly executed counterparts of an affidavit by Seller stating that Seller is not a “foreign person” as defined in the Federal Foreign Investment in Real Property Tax Act of 1980 and the 1984 Tax Reform Act in the form of Exhibit J attached hereto, and four (4) duly executed originals of a California Form 593-W; and

(j) such additional documents as shall be reasonably required to consummate the transaction expressly contemplated by this Agreement.

At the Closing, Seller shall deliver to Purchaser possession and occupancy of the Property, subject to the rights of the Tenant and the Permitted Exceptions. Purchaser shall cooperate with Seller for a period of seven (7) years after the Closing in case of Seller’s need in response to any legal requirements, tax audits, tax return preparation or litigation threatened or brought against Seller, by allowing Seller and its agents or representatives access, upon reasonable advance notice (which notice shall identify the nature of the information sought by Seller), at all reasonable times to examine and make copies of any and all instruments, files and records, which right shall survive the Closing.

4.3 Purchaser’s Obligations at Closing. Not less than one (1) business day prior to Closing, Purchaser shall, unless otherwise agreed by Purchaser and Seller, deliver to the Escrow Agent or Seller as appropriate:

(a) the full amount of the Purchase Price, as increased or decreased by prorations and adjustments as herein provided, in immediately available wire transferred funds pursuant to Section 1.5 hereof, it being agreed that at Closing the Earnest Money shall be delivered to Seller and applied towards payment of the Purchase Price;

(b) four (4) duly executed counterparts of the instruments described in Sections 4.2(b), 4.2(c), 4.2(d) and 4.2(f) hereof;

(c) a letter duly executed by Purchaser, confirming that Purchaser is not acquiring the Property with the assets of an employee benefit plan as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 (“ERISA”), and, if Purchaser is unable or unwilling to make such a representation, Purchaser shall be deemed to be in default hereunder, and Seller shall have the right to terminate this Agreement and to receive and retain the Earnest Money;

(d) such evidence as the Escrow Agent may reasonably require as to the authority of the person or persons executing documents on behalf of Purchaser;

(e) any assignment of the Purchase Agreement (if applicable); and

(f) such additional documents as shall be reasonably required to consummate the transaction contemplated by this Agreement.

4.4 Escrow Agent’s Obligations at Closing. Subject to the terms of any escrow instructions received from counsel for either Purchaser or Seller which are not contradictory with this Agreement, at Closing, Escrow Agent shall:

(a) at such time as Escrow Agent holds and is irrevocably obligated to deliver the Purchase Price to Seller, record the Deed in the Official Records of Orange County, California.

(b) deliver to Seller the Purchase Price by wire transfer of immediately available federal funds to a bank account designated by Seller in writing to Escrow Agent prior to the Closing;

(c) deliver to Seller and Purchaser two (2) fully executed counterparts of the instruments described in Sections 4.2(b), 4.2(c), 4.2(d), 4.2(f), 4.2(g) and 4.2(i) hereof; and

(d) deliver to Seller and Purchaser settlement statements prepared by Escrow Agent and approved by Seller and Purchaser not less than two (2) business days prior to the Closing.

4.5 Credits and Prorations.

(a) Seller shall prepare a schedule of tentative prorations, and Purchaser and Seller shall endeavor to finalize such schedule no later than three (3) business days prior to Closing. The following shall be apportioned with respect to the Property as of 12:01 a.m., on the day of Closing, as if Purchaser were vested with title to the Property during the entire day upon which Closing occurs:

(i) rents, if any, as and when collected (the term “rents” as used in this Agreement includes all payments due and payable by Tenant);

(ii) taxes (including personal property taxes on the Personal Property) and assessments levied against the Property;

(iii) payments under the Operating Agreements; and

(iv) any other operating expenses or other items pertaining to the Property which are customarily prorated between a purchaser and a seller in the area in which the Property is located.

(b) Notwithstanding anything contained in the foregoing provisions:

(i) At Closing, (A) Seller shall credit to the account of Purchaser the amount of any security deposits held by Seller pursuant to the Lease (to the extent such security deposits are not applied against delinquent rents or otherwise as provided in the Lease), (B) if Seller is holding letters of credit as a security deposit or portion thereof, then Seller shall either (1) if same are assignable, at Seller’s option either assign such letters of credit to Purchaser or deliver to Purchaser the forms necessary to do so (completed and executed, to the extent required, by Seller), or (2) if not assignable, endeavor to cause such letters of credit to be re-issued in favor of Purchaser (and if any letter of credit cannot be re-issued prior to Closing, then Seller shall escrow the applicable amount with the Escrow Agent until re-issuance); and (C) Seller shall be entitled to receive and retain any refundable cash and other deposits held by utility companies serving the Property.

(ii) Any taxes paid at or prior to Closing shall be prorated based upon the amounts actually paid. If taxes and assessments for the current year have not been paid before Closing, Seller shall be charged at Closing an amount equal to that portion of such taxes and assessments which relates to the period before Closing and Purchaser shall pay the taxes and assessments prior to their becoming delinquent. Any such apportionment made with respect to a tax year for which the tax rate or assessed valuation, or both, have not yet been fixed shall be based upon the tax rate and/or assessed valuation last fixed. To the extent that the actual taxes and assessments for the current year differ from the amount apportioned at Closing, the parties shall make all necessary adjustments by appropriate payments between themselves following Closing.

(iii) Charges referred to in Section 4.5(a) hereof which are payable by the Tenant to a third party shall not be apportioned hereunder, and Purchaser shall accept title subject to any of such charges unpaid and Purchaser shall look solely to the Tenant for the payment of the same. If Seller shall have paid any of such charges on behalf of the Tenant, and shall not have been reimbursed therefor by the time of Closing, Purchaser shall credit to Seller an amount equal to all such charges so paid by Seller.

(iv) Seller shall receive the entire advantage of any discounts for the prepayment by it of any taxes, water rates or sewer rents.

(v) As to gas, electricity and other utility charges referred to in Section 4.5(a)(iv) hereof, Seller shall pay such items accrued to the date of Closing directly to the person or entity entitled thereto, and Seller’s obligation to pay such item directly in such case shall survive the Closing; Purchaser shall be responsible for the payment of all gas, electricity and other utility charges attributable to the period following the Closing.

(vi) Purchaser shall pay to Seller the amount of any and all sales or similar taxes payable in connection with the Personal Property and Purchaser shall execute and deliver any tax returns required of it in connection therewith, said obligations of Purchaser to survive Closing.

(vii) Unpaid and delinquent rent collected by Seller and Purchaser after the date of Closing shall be delivered as follows: (a) if Seller collects any unpaid or delinquent rent for the Property, Seller shall, within fifteen (15) days after the receipt thereof, deliver to Purchaser any such rent which Purchaser is entitled to hereunder relating to the date of Closing and any period thereafter, and (b) if Purchaser collects any unpaid or delinquent rent from the Property, Purchaser shall, within fifteen (15) days after the receipt thereof, deliver to Seller any such rent which Seller is entitled to hereunder relating to the period prior to the date of Closing. Seller and Purchaser agree that (i) all rent received by Seller or Purchaser from any prior tenant of the Property (whether received before or after the Closing) shall be payable to Seller, and (ii) all rent received by Seller or Purchaser from Tenant subsequent to the Closing shall be payable to Purchaser. If there shall be any rents or other charges under any lease which, although relating to a period prior to Closing, do not become due and payable until after Closing or are paid prior to Closing but are subject to adjustment after Closing (such as year end common area expense reimbursements and the like), then any rents or charges of such type received by Purchaser or its agents or Seller or its agents subsequent to Closing shall, to the extent applicable to a period extending through the Closing, be prorated between Seller and Purchaser as of Closing and Seller’s portion thereof shall be remitted promptly to Seller by Purchaser.

(c) If a post closing true-up is necessary, Purchaser shall work diligently with Seller to finalize the prorations as soon as possible, but in no event later than forty-five (45) days after the close of the calendar year. Purchaser shall be responsible for billing and collecting, if necessary, any amounts owed by Tenant as a result of the true-up. Purchaser agrees to refund Seller’s portion of Landlord’s CAM reimbursement within thirty (30) days of receipt of funds. If Tenant is owed a refund, Seller agrees to refund to Purchaser its proportionate share within forty-five (45) days after receiving notification from Purchaser of such amounts owed; Seller shall have the right to review the true-up and withhold any refund until the completion of said review.

(d) The provisions of this Section 4.5 shall survive Closing.

4.6 Closing Costs. Seller shall pay (a) the fees of any counsel representing it in connection with this transaction; (b) the CLTA and ALTA portions of the premium for the Owner’s Policy of Title Insurance to be issued to Purchaser by the Title Company at Closing; (c) any transfer tax, documentary stamp tax or similar tax which becomes payable by reason of the transfer of the Property; and (d) one-half (1/2) of any escrow fee which may be charged by

Escrow Agent, not to exceed $125. Purchaser shall pay (u) the fees of any counsel representing Purchaser in connection with this transaction; (v) the costs of any endorsements to the Owner’s Policy of Title Insurance to be issued to Purchaser by the Title Company at Closing; (w) for the cost of the any update or recertification of the Survey; (x) the fees for recording the deed conveying the Property to Purchaser; and (y) all escrow fees charged by Escrow Agent other than those to be paid by the Seller pursuant to Section 4.6(d) above. All other costs and expenses incident to this transaction and the closing thereof shall be paid by the party incurring same.

4.7 Conditions Precedent to Obligation of Purchaser. The obligation of Purchaser to consummate the transaction hereunder shall be subject to the fulfillment on or before the date of Closing of all of the following conditions, any or all of which may be waived by Purchaser in its sole discretion:

(a) Seller shall have delivered to Purchaser all of the items required to be delivered to Purchaser pursuant to the terms of this Agreement, including but not limited to, those provided for in Section 4.2 hereof.

(b) All of the representations and warranties of Seller contained in this Agreement shall be true and correct in all material respects as of the date of Closing (with appropriate modifications permitted under this Agreement or not materially adverse to Purchaser).

(c) Title Company shall have agreed that the Title Policy shall not contain an exception for that certain Declaration of Special Land Use Restrictions (“Regulations”), Abatement Lien, Mortgage Lien and Option to Repurchase recorded in the Official Records of Orange County as Instrument No. 13086.

(d) Seller shall have performed and observed, in all material respects, all covenants and agreements of this Agreement to be performed and observed by Seller as of the date of Closing.

Purchaser acknowledges and agrees that its obligation to perform under this Agreement is not contingent upon Purchaser’s ability to obtain any (i) governmental or quasi-governmental approvals or changes or modifications in use or zoning, (ii) modification of any existing land use restriction, (iii) consents to assignments of any Operating Agreements or (iv) endorsements to the Title Policy.

4.8 Conditions Precedent to Obligation of Seller. The obligation of Seller to consummate the transaction hereunder shall be subject to the fulfillment on or before the date of Closing of all of the following conditions, any or all of which may be waived by Seller in its sole discretion:

(a) Seller shall have received the Purchase Price as adjusted pursuant to and payable in the manner provided for in this Agreement.

(b) Purchaser shall have delivered to Seller all of the items required to be delivered to Seller pursuant to the terms of this Agreement, including but not limited to, those provided for in Section 4.3 hereof.

(c) All of the representations and warranties of Purchaser contained in this Agreement shall be true and correct in all material respects as of the date of Closing.

(d) Title Company shall have agreed that the Title Policy shall not contain an exception for that certain Declaration of Special Land Use Restrictions (“Regulations”), Abatement Lien, Mortgage Lien and Option to Repurchase recorded in the Official Records of Orange County as Instrument No. 13086.

(e) Purchaser shall have performed and observed, in all material respects, all covenants and agreements of this Agreement to be performed and observed by Purchaser as of the date of Closing.

ARTICLE V

REPRESENTATIONS, WARRANTIES AND COVENANTS

5.1 Representations and Warranties of Seller. Seller hereby makes the following representations and warranties to Purchaser as of the Effective Date:

(a) Organization and Authority. Seller has the full right, power and authority to enter into this Agreement and, to transfer all of the Property to be conveyed by Seller pursuant hereto and to consummate or cause to be consummated the transactions contemplated herein to be made by Seller. The person signing this Agreement on behalf of Seller is authorized to do so.

(b) Pending Actions. To Seller’s knowledge, there is no action, suit, arbitration, unsatisfied order or judgment, governmental investigation or proceeding pending against the Property or the transaction contemplated by this Agreement, which, if adversely determined, could individually or in the aggregate have a material adverse effect on title to the Property or any portion thereof or which could in any material way interfere with the consummation by Seller of the transaction contemplated by this Agreement.

(c) Lease. Seller is the lessor or landlord or the successor lessor or landlord under the Lease. Other than the Lease, to Seller’s knowledge, there are no other leases or occupancy agreements to which Seller is a party affecting the Property. Seller does not represent or warrant that the Lease will be in force or effect at Closing or that the Tenant will have performed its obligations thereunder.

(d) Condemnation. To Seller’s knowledge, no condemnation proceedings relating to the Property are pending or threatened.

(e) Not a Foreign Person. Seller is not a “foreign person” which would subject Purchaser to the withholding tax provisions of Section 1445 of the Internal Revenue Code of 1986, as amended

(f) General Contract. Attached hereto as Exhibit M is a true and correct copy of the Agreement Between Owner and Contractor (“General Contract”) dated as of August 6, 2004, by and between Seller, as owner, and Gordon & Williams General Contractors, Inc. (“Contractor”), as contractor, together with true and correct copies of all amendments and approved change orders relating thereto.

5.2 Knowledge Defined. References to the “knowledge” of Seller shall refer only to the actual knowledge of the Designated Employee (as hereinafter defined), and shall not be construed, by imputation or otherwise, to refer to the knowledge of Seller, or any affiliate of Seller, to any property manager, or to any other officer, agent, manager, representative or employee of Seller or any affiliate thereof or to impose upon such Designated Employee any duty to investigate the matter to which such actual knowledge, or the absence thereof, pertains. As used herein, the term “Designated Employee” shall refer to Scott Brown, Senior Vice President, Asset Management, who is hereby represented by Seller to be the person in Seller’s employ or under its control most likely to have direct knowledge of the matters represented by Seller.

5.3 Survival of Seller’s Representations and Warranties. The representations and warranties of Seller set forth in Section 5.1 hereof as updated by the certificate of Seller to be delivered to Purchaser at Closing in accordance with Section 4.2(g) hereof, shall survive Closing for a period of one hundred eighty (180) days. No claim for a breach of any representation or warranty of Seller shall be actionable or payable (a) if the breach in question results from or is based on a condition, state of facts or other matter which was known to Purchaser prior to Closing, (b) unless the valid claims for all such breaches collectively aggregate more than fifty thousand dollars ($50,000), in which event the full amount of such claims shall be actionable, and (c) unless written notice containing a description of the specific nature of such breach shall have been given by Purchaser to Seller prior to the expiration of said one hundred eighty (180) day period and an action shall have been commenced by Purchaser against Seller within thirty (30) days after the termination of the survival period provided for above in this Section 5.3. Purchaser agrees to first seek recovery under any insurance policies, service contracts and leases prior to seeking recovery from Seller, and Seller shall not be liable to Purchaser if Purchaser’s claim is satisfied from such insurance policies, service contracts or the Lease. As used herein, the term “Cap” shall mean the total aggregate amount of one million dollars ($1,000,000). In no event shall Seller’s aggregate liability to Purchaser for breach of any representation or warranty of Seller in this Agreement or the certificate to be delivered by Seller at Closing pursuant to Section 4.2(g) hereof exceed the amount of the Cap.

5.4 Covenants of Seller. Seller hereby covenants with Purchaser that from the Effective Date hereof until the Closing or earlier termination of this Agreement, Seller shall use reasonable efforts to operate and maintain the Property in a manner generally consistent with the manner in which Seller has operated and maintained the Property prior to the date hereof.

5.5 Representations and Warranties of Purchaser. Purchaser hereby represents and warrants to Seller:

(a) ERISA. Purchaser is not acquiring the Property with the assets of an employee benefit plan as defined in Section 3(3) of ERISA.

(b) Organization and Authority. Purchaser has the full right, power and authority to purchase the Property as provided in this Agreement and to carry out Purchaser’s obligations hereunder, and all requisite action necessary to authorize Purchaser to enter into this Agreement and to carry out its obligations hereunder have been, or by the Closing will have been, taken. The person signing this Agreement on behalf of Purchaser is authorized to do so.

(c) Pending Actions. There is no action, suit, arbitration, unsatisfied order or judgment, government investigation or proceeding pending against Purchaser which, if adversely determined, could individually or in the aggregate materially interfere with the consummation of the transaction contemplated by this Agreement.

5.6 Survival of Purchaser’s Representations and Warranties. The representation and warranties of Purchaser set forth in Section 5.5(a) hereof shall survive Closing and shall be a continuing representation and warranty without limitation. All other representations and warranties of Purchaser shall survive Closing for a period of one hundred eighty (180) days.

5.7 Covenants of Purchaser. Purchaser hereby assumes full responsibility for inspecting the Property for the presence of hazardous substances and irrevocably waives any claim against Seller arising from the presence of hazardous substances on the Property. Purchaser shall furnish to Seller copies of any reports received by Purchaser relating to the Property conducted on Purchaser’s behalf, if any (including, specifically, without limitation, any reports analyzing the environmental condition of the Property or the compliance of the Property with the provisions of the Americans with Disabilities Act (“ADA”), 42 U.S.C. §12101, et seq., if applicable). The provisions of this Section shall survive Closing or any early termination of this Agreement.

5.8 Post-Closing Covenants of Seller.

(a) Seller has disclosed to Purchaser that under the Lease, Seller is obligated to Tenant complete the construction obligations set forth on Exhibit L attached hereto (the “Open Tenant Improvement Work”). Seller does not expect to be able to complete the Open Tenant Improvement Work prior to Closing but has agreed with Purchaser that, subsequent to the Closing, Seller shall complete Open Tenant Improvement Work in accordance with the all applicable governmental laws, statutes, ordinances, codes, rules and regulations and within the time and as required by the Lease. All of the Open Tenant Improvement Work shall be performed in a good and workmanlike manner and on a lien-free basis and in accordance with the terms of the Lease. Upon final completion of the Open Tenant Improvement Work, Seller shall assign to Purchaser all warranties and guaranties given or made in connection with such work, and Seller shall provide to Purchaser: (i) any certificates of final completion issued in connection with the Open Tenant Improvement Work, (ii) copies of all governmental permits or approvals (if any) issued in connection with the Open Tenant Improvement Work; (iii) either (A) a copy of a Notice of Completion filed by Seller with respect to the Open Tenant Improvement Work and evidence that the statutory period for the filing of liens has passed or (B) final lien waivers from all contractors, subcontractors and materialmen performing or providing material in connection with the Open Tenant Improvement Work; and (iv) any other information or documentation reasonably requested by Purchaser and available at no additional cost or expense to Seller to evidence the lien-free completion of construction and payment of all costs associated with the Open Tenant Improvement Work. Seller hereby reserves and retains the right and privilege, on behalf of itself, its agents, contractors and employees, of entering upon the Property from and after the Closing Date as reasonably necessary to complete the Open Tenant Improvement Work. If Seller shall default in the performance of its obligations pursuant to this Section 5.8 and such default shall continue for a period of thirty (30) days after written notice from Purchaser or Tenant to Seller (provided, however, that Seller shall not be deemed in default hereunder if Seller commences such remedy or cure within thirty (30) days after receipt of such notice, and thereafter diligently pursues to remedy or cure such default), then Purchaser may, but shall not be obligated, to complete the Open Tenant Improvement Work at Seller’s expense. The provisions of this Section 5.8 shall survive the Closing for a period of one (1) year following the date of substantial completion of the Open Tenant Improvement Work.

(b) In order to provide assurance as to the payment in full of the Open Tenant Improvement Work, Seller has agreed that the sum $373,248 of the Purchase Price (the “Escrowed Funds”) shall be retained in escrow by the Title Company pursuant to an Escrow Agreement to be entered into by and among Purchaser, Seller and Title Company prior to the Closing Date (the “Escrow Agreement”). The Escrow Agreement will provide that (i) $319,445 of the Escrowed Funds will be distributed to Seller upon the substantial completion of the Open Tenant Improvement Work described at Item 1 on Exhibit L attached hereto, (ii) $29,000 of the Escrowed Funds will be distributed to Seller upon the substantial completion of the Open Tenant Improvement Work described at Item 2 on Exhibit L attached hereto and (iii) $24,803 of the Escrowed Funds will be distributed to Seller upon the substantial completion of the Open Tenant Improvement Work described at Item 3 on Exhibit L attached hereto, in each case such funds to be disbursed only upon the (i) filing by Seller of a Notice of Completion followed by passage of the statutory period for the filing of any liens or (ii) delivery by the relevant contractors of the lien waivers described in Section 5.8(a)(iii) above. The Escrow Agreement shall further provide that if and to the extent that the Open Tenant Improvement Work is not completed by Seller as contemplated hereby, Purchaser shall be entitled to payment from the Escrowed Funds of an amount reasonably determined to be necessary to complete any such incomplete Open Tenant Improvement Work, it being agreed that the $50,000 floor set forth in Section 5.3 above does not apply to this to Purchaser’s rights under this Section 5.8(b).

(c) Upon completion of the Open Tenant Improvement Work and the performance of all other obligations of Contractor under the General Contract, Seller will pay all sums due to the Contractor under the General Contract.

(d) Upon receipt by Seller of the “project close out package” described in Item 14 of Exhibit A to the General Contract, Seller shall deliver one copy thereof to Purchaser.

ARTICLE VI

DEFAULT

6.1 Default by Purchaser. IF THE SALE OF THE PROPERTY IS NOT CONSUMMATED DUE TO ANY DEFAULT BY PURCHASER HEREUNDER, THEN SELLER SHALL HAVE THE RIGHT TO TERMINATE THIS AGREEMENT AND TO RETAIN THE EARNEST MONEY AS LIQUIDATED DAMAGES. THE PARTIES HAVE AGREED THAT SELLER’S ACTUAL DAMAGES, IN THE EVENT OF A FAILURE TO CONSUMMATE THIS SALE DUE TO PURCHASER’S DEFAULT, WOULD BE EXTREMELY DIFFICULT OR IMPRACTICABLE TO DETERMINE. AFTER NEGOTIATION, THE PARTIES HAVE AGREED THAT, CONSIDERING ALL THE CIRCUMSTANCES EXISTING ON THE DATE OF THIS AGREEMENT, THE AMOUNT OF THE EARNEST MONEY IS A REASONABLE ESTIMATE OF THE DAMAGES THAT SELLER WOULD INCUR IN SUCH EVENT. BY PLACING THEIR INITIALS BELOW, EACH PARTY SPECIFICALLY CONFIRMS THE ACCURACY OF THE STATEMENTS MADE ABOVE AND THE FACT THAT EACH PARTY WAS REPRESENTED BY COUNSEL WHO EXPLAINED, AT THE TIME THIS AGREEMENT WAS MADE, THE CONSEQUENCES OF THIS LIQUIDATED DAMAGES PROVISION. THE FOREGOING IS NOT INTENDED TO LIMIT PURCHASER’S INDEMNITY OBLIGATIONS UNDER OTHER SECTIONS HEREOF.

SELLER:	PURCHASER:

6.2 Default by Seller. If Seller fails to consummate this Agreement for any reason other than Purchaser’s default or the permitted termination of this Agreement by Seller or Purchaser as herein expressly provided, Purchaser shall be entitled, as its sole remedy, either (a) to receive the return of the Earnest Money, together with its actual out of pocket expenditures incurred in connection with the transaction contemplated hereby not to exceed twenty-five thousand dollars ($25,000), which return and reimbursement shall operate to terminate this Agreement and release Seller from any and all liability hereunder, or (b) to enforce specific performance of Seller’s obligation to execute the documents required to convey the Property to Purchaser, it being understood and agreed that the remedy of specific performance shall not be available to enforce any other obligation of Seller hereunder. Other than as specifically contemplated by this Section 6.2, Purchaser expressly waives its rights to seek damages in the event of Seller’s default hereunder. Purchaser shall be deemed to have elected to terminate this Agreement and receive back the Earnest Money if Purchaser fails to file suit for specific performance against Seller in a court having jurisdiction in the county and state in which the Property is located, on or before thirty (30) days following the date upon which Closing was to have occurred.

ARTICLE VII

RISK OF LOSS

7.1 Minor Damage. In the event of loss or damage to the Property or any portion thereof which is not “major” (as hereinafter defined), this Agreement shall remain in full force and effect provided Seller performs any necessary repairs or, at Seller’s option, assigns to Purchaser all of Seller’s right, title and interest to any claims and proceeds Seller may have with respect to any casualty insurance policies or condemnation awards relating to the premises in question. If Seller elects to perform repairs upon the Property, Seller shall use reasonable efforts to complete such repairs promptly and the date of Closing shall be extended a reasonable time in order to allow for the completion of such repairs. If Seller elects to assign a casualty claim to Purchaser, the Purchase Price shall be reduced by an amount equal to the deductible amount under Seller’s insurance policy. Upon Closing, full risk of loss with respect to the Property shall pass to Purchaser.

7.2 Major Damage. In the event of a “major” loss or damage, either Seller or Purchaser may terminate this Agreement by written notice to the other party, in which event the Earnest Money shall be returned to Purchaser. If neither Seller nor Purchaser elects to terminate this Agreement within ten (10) days after Seller sends Purchaser written notice of the occurrence of major loss or damage, then Seller and Purchaser shall be deemed to have elected to proceed with Closing, in which event Seller shall, at Seller’s option, either (a) perform any necessary repairs, or (b) assign to Purchaser all of Seller’s right, title and interest to any claims and proceeds Seller may have with respect to any casualty insurance policies or condemnation awards relating to the premises in question. If Seller elects to perform repairs upon the Property, Seller shall use reasonable efforts to complete such repairs promptly and the date of Closing shall be extended a reasonable time in order to allow for the completion of such repairs. If Seller elects to assign a casualty claim to Purchaser, the Purchase Price shall be reduced by an amount equal to the deductible amount under Seller’s insurance policy. Upon Closing, full risk of loss with respect to the Property shall pass to Purchaser.

7.3 Definition of “Major” Loss or Damage. For purposes of Sections 7.1 and 7.2 hereof, “major” loss or damage refers to the following: (i) loss or damage to the Property or any portion thereof such that the cost of repairing or restoring the premises in question to a condition substantially identical to that of the premises in question prior to the event of damage would be, in the opinion of an architect selected by Seller and reasonably approved by Purchaser, equal to or greater than Five Hundred Thousand and No/100 Dollars ($500,000), and (ii) any loss due to a condemnation which permanently and materially impairs the current use of the Property. If Purchaser does not give notice to Seller of Purchaser’s reasons for disapproving an architect within five (5) business days after receipt of notice of the proposed architect, Purchaser shall be deemed to have approved the architect selected by Seller.

ARTICLE VIII

COMMISSIONS

8.1 Brokerage Commissions. If the transaction contemplated by this Agreement is consummated, but not otherwise, Seller has agreed to pay to Colliers International / Zuvich Cannon Associates, Inc., and Westbridge Realty Advisors (the “Brokers”) at Closing a brokerage commission pursuant to separate written agreements between Seller and such Broker. Each party agrees that should any claim be made for brokerage commissions or finder’s fees by any broker or finder other than the Brokers by, through or on account of any acts of said party or its representatives, said party will indemnify and hold the other party free and harmless from and against any and all loss, liability, cost, damage and expense in connection therewith. The provisions of this Section 8.1 shall survive Closing or earlier termination of this Agreement.

ARTICLE IX

DISCLAIMERS AND WAIVERS

9.1 No Reliance on Documents. Except as expressly stated herein, Seller makes no representation or warranty as to the truth, accuracy or completeness of any materials, data or information delivered by Seller to Purchaser in connection with the transaction contemplated hereby. Purchaser acknowledges and agrees that all materials, data and information delivered by Seller to Purchaser in connection with the transaction contemplated hereby are provided to Purchaser as a convenience only and that any reliance on or use of such materials, data or information by Purchaser shall be at the sole risk of Purchaser, except as otherwise expressly stated herein. Without limiting the generality of the foregoing provisions, Purchaser acknowledges and agrees that (a) any environmental or other report with respect to the Property which is delivered by Seller to Purchaser shall be for general informational purposes only, (b) Purchaser shall not have any right to rely on any such report delivered by Seller to Purchaser, but rather will rely on its own inspections and investigations of the Property and any reports commissioned by Purchaser with respect thereto, and (c) neither Seller, any affiliate of Seller nor the person or entity which prepared any such report delivered by Seller to Purchaser shall have any liability to Purchaser for any inaccuracy in or omission from any such report or in verbal communication.

9.2 Disclaimers. Except as expressly set forth in this Agreement, it is understood and agreed that Seller is not making and has not at any time made any warranties or representations of any kind or character, expressed or implied, with respect to the Property, including, but not limited to, any warranties or representations as to habitability, merchantability, fitness for a particular purpose, title (other than Seller’s limited warranty of title to be set forth in the Deed), zoning, tax consequences, latent or patent physical or environmental condition, utilities, operating history or projections, valuation, governmental approvals, the compliance of the Property with governmental laws, the truth, accuracy or completeness of the Property documents or any other information provided by or on behalf of Seller to Purchaser, or any other matter or thing regarding the Property. Purchaser acknowledges and agrees that upon Closing Seller shall sell and convey to Purchaser and Purchaser shall accept the Property “as is, where is, with all faults”, except to the extent expressly provided otherwise in this Agreement. Purchaser has not relied and will not rely on, and Seller is not liable for or bound by, any expressed or implied warranties, guaranties, statements, representations or information pertaining to the Property or relating thereto (including specifically, without limitation, property information packages distributed with respect to the Property) made or furnished by Seller, the manager of the Property, or any real estate broker or agent representing or purporting to represent Seller, to whomever made or given, directly or indirectly, orally or in writing, unless specifically set forth in this Agreement. Purchaser represents to Seller that Purchaser has conducted, or will conduct prior to Closing, such investigations of the Property, including but not limited to, the physical and environmental conditions thereof, as Purchaser deems necessary to satisfy itself as to the condition of the Property and the existence or nonexistence or curative action to be taken with respect to any hazardous or toxic substances on or discharged from the Property, and will rely solely upon same and not upon any information provided by or on behalf of Seller or its agents or employees with respect thereto, other than such representations, warranties and covenants of Seller as are expressly set forth in this Agreement. Upon Closing, Purchaser shall assume the risk that adverse matters, including but not limited to, construction defects and adverse physical and environmental conditions, may not have been revealed by Purchaser’s investigations, and Purchaser, upon Closing, shall be deemed to have waived, relinquished and released Seller (and Seller’s officers, directors, shareholders, employees and agents) from and against any and all claims, demands, causes of action (including causes of action in tort), losses, damages, liabilities, costs and expenses (including attorneys’ fees and court costs) of any and every kind or character, known or unknown, which Purchaser might have asserted or alleged against Seller (and Seller’s officers, directors, shareholders, employees and agents) at any time by reason of or arising out of any latent or patent construction defects or physical conditions, violations of any applicable laws (including, without limitation, any environmental laws) and any and all other acts, omissions, events, circumstances or matters regarding the Property. Purchaser agrees that should any cleanup, remediation or removal of hazardous substances or other environmental conditions on the Property be required after the date of Closing, such clean-up, removal or remediation shall be the responsibility of and shall be performed at the sole cost and expense of Purchaser and Seller shall not be liable to Purchaser for such clean-up, removal or remediation. As part of the provisions of this Section 9.2, but not as a limitation thereon, Purchaser hereby agrees, represents and warrants that the matters released herein are not limited to matters which are known or disclosed, and PURCHASER HEREBY WAIVES ANY AND ALL RIGHTS AND BENEFITS WHICH IT NOW HAS, OR IN THE FUTURE MAY HAVE CONFERRED UPON IT, BY VIRTUE OF THE PROVISIONS OF FEDERAL, STATE OR LOCAL LAW, RULES OF REGULATIONS, INCLUDING WITHOUT LIMITATION, SECTION 1542 OF THE CIVIL CODE OF THE STATE OF CALIFORNIA, WHICH PROVIDES AS FOLLOWS:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

PURCHASER:

9.3 Effect and Survival of Disclaimers. Seller and Purchaser acknowledge that the compensation to be paid to Seller for the Property has been decreased to take into account that the Property is being sold subject to the provisions of this Article IX. Seller and Purchaser agree that the provisions of this Article IX shall survive Closing.

ARTICLE X

MISCELLANEOUS

10.1 Confidentiality. Purchaser and its representatives shall hold in strictest confidence all data and information obtained with respect to the Property, Seller or its business, whether obtained before or after the execution and delivery of this Agreement, and shall not disclose the same to others; provided, however, that it is understood and agreed that Purchaser may disclose such data and information to the employees, consultants, accountants and attorneys of Purchaser provided that such persons agree in writing to treat such data and information confidentially. If this Agreement is terminated or Purchaser fails to perform hereunder, Purchaser shall promptly return to Seller any statements, documents, schedules, exhibits or other written information obtained from Seller in connection with this Agreement or the transaction contemplated herein. In the event of a breach or threatened breach by Purchaser or its agents or representatives of this Section 10.1, Seller shall be entitled to an injunction restraining Purchaser or its agents or representatives from disclosing, in whole or in part, such confidential information. Nothing herein shall be construed as prohibiting Seller from pursuing any other available remedy at law or in equity for such breach or threatened breach.

10.2 Public Disclosure. Prior to Closing, any release by Purchaser to the public of information with respect to the sale contemplated herein or any matters set forth in this Agreement will be made only in the form approved by Seller and its counsel.

10.3 Discharge of Obligations. The acceptance of the Deed by Purchaser shall be deemed to be a full performance and discharge of every representation and warranty made by Seller herein and every agreement and obligation on the part of Seller to be performed pursuant to the provisions of this Agreement, except those which are herein specifically stated to survive Closing.

10.4 Assignment. Purchaser may not assign its rights under this Agreement without first obtaining Seller’s written approval, which approval may be given or withheld in Seller’s sole discretion. Any transfer, directly or indirectly, of any stock, partnership interest or other ownership interest in Purchaser without Seller’s written approval, which approval may be given or withheld in Seller’s sole discretion, shall constitute a default by Purchaser under this Agreement. Notwithstanding the foregoing, Purchaser may, without obtaining Seller’s prior approval and without being released from its obligations hereunder, assign its rights under this Agreement to an entity controlled by or under common control with Purchaser. As used herein “control” means the ownership of at least fifty percent (50%) of the economic interests in an entity.

10.5 Notices. Any notice pursuant to this Agreement shall be given in writing by (a) personal delivery, or (b) reputable overnight delivery service with proof of delivery, or (c) United States Mail, postage prepaid, registered or certified mail, return receipt requested, or (d) legible facsimile transmission sent to the intended addressee at the address set forth below, or to such other address or to the attention of such other person as the addressee shall have designated by written notice sent in accordance herewith, and shall be deemed to have been given either at the time of personal delivery, or, in the case of expedited delivery service or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or, in the case of facsimile transmission, as of the date of the facsimile transmission provided that an original of such facsimile is also sent to the intended addressee by means described in clauses (a), (b) or (c) above. Unless changed in accordance with the preceding sentence, the addresses for notices given pursuant to this Agreement shall be as follows:

If to Seller:	c/o Wells Real Estate Funds
6200 The Corners Parkway
Norcross, Georgia 30092
Attention: F. Parker Hudson
Telecopy: (770) 243-4684

with a copy to:	Piper Rudnick LLP
550 South Hope Street, 23rd Floor
Los Angeles, California 90071
Attention: Richard C. Mendelson, Esq.
Telecopy: (213) 330-7701

With an additional
copy to:	Piper Rudnick LLP
1200 19th Street, N.W.
Washington, D.C. 20036-2412
Attention: Jeffrey R. Keitelman, Esq.
Telecopy: (202) 689-7460

If to Purchaser:	CTA, LP
P.O. Box 440
Sunset Beach, California 90742
Attention: Mr. M.C. Otis
Telecopy: (562) 983-3603

If to Escrow Agent:	Farmers & Merchants Bank
302 Pine Avenue
Long Beach, California 90803
Attention: Ms. Melinda Harris
Telecopy: (562) 438-4422

10.6 Binding Effect. This Agreement shall not be binding in any way upon Seller unless and until Seller shall execute and deliver the same to Purchaser.

10.7 Modifications. This Agreement cannot be changed orally, and no executory agreement shall be effective to waive, change, modify or discharge it in whole or in part unless such executory agreement is in writing and is signed by the parties against whom enforcement of any waiver, change, modification or discharge is sought.

10.8 Tenant Notification Letter. Purchaser shall deliver to the Tenant a signed statement acknowledging Purchaser’s receipt and responsibility for the Tenant’s security deposit (to the extent delivered by Seller to Purchaser at Closing), if any, all in compliance with and pursuant to the applicable provisions of applicable law.

10.9 Calculation of Time Periods. Unless otherwise specified, in computing any period of time described in this Agreement, the day of the act or event after which the designated period of time begins to run is not to be included and the last day of the period so computed is to be included, unless such last day is a Saturday, Sunday or legal holiday under the laws of the State in which the Property is located, in which event the period shall run until the end of the next day which is neither a Saturday, Sunday or legal holiday. The final day of any such period shall be deemed to end at 5 p.m., local time.

10.10 Successors and Assigns. The terms and provisions of this Agreement are to apply to and bind the permitted successors and assigns of the parties hereto.

10.11 Entire Agreement. This Agreement, including the Exhibits, contains the entire agreement between the parties pertaining to the subject matter hereof and fully supersedes all prior written or oral agreements and understandings between the parties pertaining to such subject matter.

10.12 Further Assurances. Each party agrees that it will without further consideration execute and deliver such other documents and take such other action, whether prior or subsequent to Closing, as may be reasonably requested by the other party to consummate more effectively the purposes or subject matter of this Agreement. Without limiting the generality of the foregoing, Purchaser shall, if requested by Seller, execute acknowledgments of receipt with respect to any materials delivered by Seller to Purchaser with respect to the Property. The provisions of this Section 10.12 shall survive Closing.

10.13 Reporting Requirements. Escrow Agent is designated the “real estate reporting person” for purposes of Section 6045 of Title 26 of the United States Code and Treasury Regulation 1.6045-4 and any instructions or settlement statement prepared by Escrow Company shall so provide. Upon the consummation of the transaction contemplated by this Agreement, Escrow Agent shall file Form 1099 information return and send the statement to Seller as required under the aforementioned statute and regulation.

10.14 Counterparts. This Agreement may be executed in counterparts, and all such executed counterparts shall constitute the same agreement. It shall be necessary to account for only one such counterpart in proving this Agreement.

10.15 1031 Exchange. If so requested by Seller, Purchaser agrees to cooperate with Seller in effectuating the purchase and sale of the Property by means of an exchange of “like kind” property under Section 1031 of the Internal Revenue Code of 1986, as amended.

10.16 Severability. If any provision of this Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Agreement shall nonetheless remain in full force and effect.

10.17 Applicable Law. This Agreement is performable in the State of California and shall in all respects be governed by, and construed in accordance with, the substantive federal laws of the United States and the laws of the State of California. Seller and Purchaser hereby irrevocably submit to the jurisdiction of any state or federal court sitting in the State of California in any action or proceeding arising out of or relating to this Agreement and hereby irrevocably agree that all claims in respect of such action or proceeding shall be heard and determined in a state or federal court sitting in the State of California. Purchaser and Seller agree that the provisions of this Section 10.17 shall survive the Closing of the transaction contemplated by this Agreement.

10.18 No Third Party Beneficiary. The provisions of this Agreement and of the documents to be executed and delivered at Closing are and will be for the benefit of Seller and Purchaser only and are not for the benefit of any third party (including, without limitation, the Tenant, the Escrow Agent, the Title Company and any broker), and accordingly, no third party shall have the right to enforce the provisions of this Agreement or of the documents to be executed and delivered at Closing.

10.19 Exhibits and Schedules. The following schedules or exhibits attached hereto shall be deemed to be an integral part of this Agreement:

(a)	Exhibit A -	Legal Description of the Land

(b)	Exhibit B -	Personal Property

(c)	Exhibit C -	Description of the Lease

(d)	Exhibit D -	Operating Agreements Schedule

(e)	Exhibit E	Deed

(f)	Exhibit F	Bill of Sale

(g)	Exhibit G	Assignment of Lease

(h)	Exhibit H	Assignment of Operating Agreements and Intangibles

(i)	Exhibit I	Notice to Tenant

(j)	Exhibit J	FIRPTA Certificate

(k)	Exhibit K	Tenant Estoppel

(l)	Exhibit L	Open Tenant Improvement Work

(m)	Exhibit M	General Contact and Change Orders

10.20 Captions. The section headings appearing in this Agreement are for convenience of reference only and are not intended, to any extent and for any purpose, to limit or define the text of any section or any subsection hereof.

10.21 Construction. The parties acknowledge that the parties and their counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any exhibits or amendments hereto.

10.22 Termination of Agreement. It is understood and agreed that if either Purchaser or Seller terminates this Agreement pursuant to a right of termination granted hereunder, such termination shall operate to relieve Seller and Purchaser from all obligations under this Agreement, except for such obligations as are specifically stated herein to survive the termination of this Agreement.

10.23 Survival. The provisions of the following Sections of this Agreement shall survive Closing and shall not be merged into the execution and delivery of the Deed: the last paragraph of Section 4.2; 4.5; 5.3; 5.6; 5.7; 5.8, 8.1; 9.3; 10.1; 10.2, 10.8; 10.12; 10.13; 10.17; and 10.18.

10.24 Escrow Agent’s Agreement. Escrow Agent, as escrow agent, is executing this Agreement to confirm its agreement to serve as escrow agent hereunder in accordance with the terms set forth in this Agreement and the separate escrow agreement referenced in Section 1.6 hereof.

10.25 Natural Hazard Disclosure Statement. As used herein, the term “Natural Hazard Area” shall mean those areas identified as natural hazards in the Natural Hazard Disclosure Act, California Government Code Sections 8589.3, 8589.4, and 51183.5, and California Public Resources Code Sections 2621.9, 2694, and 4136, and any successor statutes or laws (the “Act”). Seller shall provide Purchaser with a Natural Hazard Disclosure Statement (“Disclosure Statement”). Purchaser acknowledges that Seller has retained the services of an expert (the “Natural Hazard Expert”) to examine the maps and other information made available to the public by government agencies for the purpose of enabling Seller to fulfill its disclosure obligations with respect to the Act and to prepare a written report of the result of its examination (the “Report”). Purchaser acknowledges that the delivery of the Report fully and completely discharges Seller from its disclosure obligations under the Act, and, for the purpose of this Agreement, the provisions of Civil Code Section 1103.4 regarding the non-liability of Seller for errors or omission not within its personal knowledge shall be deemed to apply and the Natural Hazard Expert shall be deemed to be an expert dealing within the scope of its expertise with respect to the examination and Report. Purchaser acknowledges and agrees that nothing contained in the Disclosure Statement shall release Purchaser from its obligation to fully investigate the condition of the Property, including, without limitation, whether the Property is located in any Natural Hazard Area. Purchaser further acknowledges and agrees that the matters set forth in the Disclosure Statement or Report may change on or prior to the Close of Escrow and that Seller has no obligation to update, modify, or supplement the Disclosure Statement or Report. Purchaser shall be solely responsible for preparing and delivering its own Natural Hazard Disclosure Statement to subsequent prospective buyers of the Property

10.26 Time of the Essence. Time is of the essence in the performance of the obligations of the parties hereunder.

[signatures begin on next page]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the Effective Date.

SELLER:

FUND VIII-IX REIT JOINT VENTURE

By:	Fund VIII and Fund IX Associates,
a Georgia joint venture

	By:	Wells Real Estate Fund VIII, L.P.,
a Georgia limited partnership, Venturer

		By:	Wells Partners, L.P
a Georgia limited partnership, a general partner

			By:	Wells Capital, Inc.,
a Georgia corporation, as general partner

By:
Name:
Title:

	By:	Wells Real Estate Fund IX, L.P.,
a Georgia limited partnership, as general partner

		By:	Wells Partners, L.P
a Georgia limited partnership, a general partner

			By:	Wells Capital, Inc.,
a Georgia corporation, as general partner

By:
Name:
Title:

[signatures continue on next page]

By:	Wells Operating Partnership, L.P.,
a Delaware limited partnership

	By:	Wells Real Estate Investment Trust, Inc.,
a Maryland corporation, as general partner

By:
Name:
Title:

[signatures continue on next page]

PURCHASER:

CTA, LP,
a California limited partnership

By:
Name:
Title:	general partner

[signatures continue on next page]

ESCROW AGENT:

Farmers & Merchants Bank, as Escrow Agent:

By:
Name:
Title:

Exhibit A

LEGAL DESCRIPTION OF THE LAND

PARCEL 1 AS SHOWN ON A PARCEL MAP NO. 82-610, IN THE CITY OF IRVINE, COUNTY OF ORANGE, STATE OF CALIFORNIA, FILED IN BOOK 177, PAGES 19 AND 20 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT ANY AND ALL OIL, OIL RIGHTS, MINERALS, MINERAL RIGHTS, NATURAL GAS RIGHTS, AND OTHER HYDROCARBONS BY WHATSOEVER NAME KNOWN, GEOTHERMAL STEAM, AND ALL PRODUCTS DERIVED FROM ANY OF THE FOREGOING, THAT MAY BE WITHIN OR UNDER THE LAND, TOGETHER WITH THE PERPETUAL RIGHT OF DRILLING, MINING, EXPLORING, AND OPERATING THEREFOR, AND STORING IN AND REMOVING THE SAME FROM THE LAND OR ANY OTHER LAND, INCLUDING THE RIGHT TO WHIPSTOCK OR DIRECTIONALLY DRILL AND MINE FROM LANDS OTHER THAN THOSE CONVEYED HEREBY, OIL OR GAS WELLS, TUNNELS AND SHAFTS INTO, THROUGH OR ACROSS THE SUBSURFACE OF THE LAND, AND TO BOTTOM SUCH WHIPSTOCKED OR DIRECTIONALLY DRILLED WELLS, TUNNELS AND SHAFTS UNDER AND BENEATH OR BEYOND THE EXTERIOR LIMITS THEREOF, AND TO REDRILL, RETUNNEL, EQUIP, MAINTAIN, REPAIR, DEEPEN AND OPERATE ANY SUCH WELLS OR MINES, WITHOUT, HOWEVER, THE RIGHT TO DRILL, MINE, STORE, EXPLORE AND OPERATE THROUGH THE SURFACE OR THE UPPER 500 FEET OF THE SUBSURFACE OF THE LAND, AS RESERVED IN THE DEED FROM THE IRVINE COMPANY, A MICHIGAN CORPORATION, SUCCESSOR BY MERGER WITH IRVINE INDUSTRIAL COMPLEX, RECORDED MARCH 30, 1979 IN BOOK 13086, PAGE 1979, OFFICIAL RECORDS.

EXCEPT ANY AND ALL WATER, RIGHTS OR INTERESTS THEREIN, NO MATTER HOW ACQUIRED IN CONNECTION WITH OR WITH RESPECT TO SAID LAND, TOGETHER WITH THE RIGHT AND POWER TO EXPLORE, DRILL, REDRILL, REMOVE AND STORE THE SAME FROM THE OR TO DIVERT OR OTHERWISE UTILIZE SUCH WATER RIGHTS OR INTEREST ON ANY OTHER PROPERTY OWNED OR LEASED BY GRANTOR, WHETHER SUCH WATER RIGHTS SHALL BE RIPARIAN, OVERLYING, APPROPRIATIVE, PERCOLATING, LITTORAL, PRESCRIPTIVE, ADJUDICATED, STATUTORY OR CONTRACTUAL, BUT WITHOUT, HOWEVER, ANY RIGHT TO ENTER UPON THE SURFACE OF SAID LAND IN THE EXERCISE OF SUCH RIGHTS, AS RESERVED IN THE DEED FROM THE IRVINE COMPANY, A MICHIGAN CORPORATION, SUCCESSOR BY MERGER WITH IRVINE INDUSTRIAL COMPLEX, A CORPORATION, RECORDED MARCH 30, 1979 IN BOOK 13086, PAGE 1979, OFFICIAL RECORDS.

A-1

Exhibit B

PERSONAL PROPERTY

None

B-1

Exhibit C

LEASE DESCRIPTION

Lease Agreement by and between Fund VIII and Fund IX Associates, Georgia joint venture, as landlord, and Gambro Healthcare, Inc., a Tennessee corporation, as tenant, and dated as of March 4, 2004.

C-1

Exhibit D

OPERATING AGREEMENTS SCHEDULE

1. Preventive Maintenance Service Contract by and between GLM Capital Corporation d/b/a GM Roofing Company and Wells Management Company and accepted by Fund VIII-IX REIT Joint Venture as of March 3, 2004 (document says 2003 but this appears to be an error given that it was submitted by GLM on February 24 ,2004).

D-1

Exhibit E

DEED

RECORDING REQUESTED BY:

____________________________
____________________________

AND WHEN RECORDED RETURN TO:
____________________________
____________________________
____________________________
____________________________
Attn:

(Above Space for Recorder’s Use Only)

In accordance with Section 11932 of the California Revenue and Taxation Code, Grantor has declared the amount of transfer tax which is due by separate statement which is not being recorded with this Grant Deed.

GRANT DEED

FOR VALUE RECEIVED, Fund VIII-IX REIT Joint Venture, a Georgia joint venture (“Grantor”), hereby grants to CTA, L.P., a California limited partnership (“Grantee”), all that certain real property (“Property”) described on Exhibit A attached hereto and incorporated herein by reference, together with all buildings and improvements located thereon and any and all improvements, easements, privileges and rights appurtenant thereto.

THE PROPERTY IS CONVEYED TO GRANTEE SUBJECT TO:

(a) A lien not yet delinquent for taxes for real property and personal property, and any general or special assessments against the Property; and

(b) All liens, encumbrances, easements, covenants, conditions and restrictions of record.

IN WITNESS WHEREOF, Grantor has executed this Grant Deed as of                     , 2004.

“GRANTOR”

FUND VIII-IX REIT JOINT VENTURE

By:	Fund VIII and Fund IX Associates, a Georgia joint venture

	By:	Wells Real Estate Fund VIII, L.P., a Georgia limited partnership, Venturer

		By:	Wells Partners, L.P
a Georgia limited partnership, a general partner

			By:	Wells Capital, Inc.,
a Georgia corporation, as general partner

By:
Name:
Title:

	By:	Wells Real Estate Fund IX, L.P.,
a Georgia limited partnership, as general partner

		By:	Wells Partners, L.P
a Georgia limited partnership, a general partner

			By:	Wells Capital, Inc.,
a Georgia corporation, as general partner

By:
Name:
Title:

[signature continues on next page]

By:	Wells Operating Partnership, L.P.,
a Delaware limited partnership

	By:	Wells Real Estate Investment Trust, Inc.,
a Maryland corporation, as general partner

By:
Name:
Title:

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT

STATE OF )
) ss.
COUNTY OF )

On , 200 , before me, ,
Date	Name and Title of Officer (e.g. “Jane Doe, Notary Public”)

personally appeared ,
Name of Signer(s)

☐ personally known to me – OR – ☐

proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature of Notary Public

OPTIONAL

Though the data below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent reattachment of this form.

CAPACITY(IES) CLAIMED BY SIGNER(s)		DESCRIPTION OF ATTACHED DOCUMENT

☐ Individual
☐ Corporate Officer
___________________________________________________		_____________________________________
Title(s)		Title or Type of Document

☐ Partner(s)	☐ Limited
	☐ General	_____________________________________

☐ Attorney-In-Fact		Number of Pages
☐ Trustee(s)
☐ Guardian/Conservator
☐ Other:		_____________________________________
Date of Document
Signer is Representing:
Name of Person(s) or Entity(ies)
_____________________________________
Signer(s) Other Than Named Above
___________________________________________________

___________________________________________________

EXHIBIT A

LEGAL DESCRIPTION

PARCEL 1 AS SHOWN ON A PARCEL MAP NO. 82-610, IN THE CITY OF IRVINE, COUNTY OF ORANGE, STATE OF CALIFORNIA, FILED IN BOOK 177, PAGES 19 AND 20 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT ANY AND ALL OIL, OIL RIGHTS, MINERALS, MINERAL RIGHTS, NATURAL GAS RIGHTS, AND OTHER HYDROCARBONS BY WHATSOEVER NAME KNOWN, GEOTHERMAL STEAM, AND ALL PRODUCTS DERIVED FROM ANY OF THE FOREGOING, THAT MAY BE WITHIN OR UNDER THE LAND, TOGETHER WITH THE PERPETUAL RIGHT OF DRILLING, MINING, EXPLORING, AND OPERATING THEREFOR, AND STORING IN AND REMOVING THE SAME FROM THE LAND OR ANY OTHER LAND, INCLUDING THE RIGHT TO WHIPSTOCK OR DIRECTIONALLY DRILL AND MINE FROM LANDS OTHER THAN THOSE CONVEYED HEREBY, OIL OR GAS WELLS, TUNNELS AND SHAFTS INTO, THROUGH OR ACROSS THE SUBSURFACE OF THE LAND, AND TO BOTTOM SUCH WHIPSTOCKED OR DIRECTIONALLY DRILLED WELLS, TUNNELS AND SHAFTS UNDER AND BENEATH OR BEYOND THE EXTERIOR LIMITS THEREOF, AND TO REDRILL, RETUNNEL, EQUIP, MAINTAIN, REPAIR, DEEPEN AND OPERATE ANY SUCH WELLS OR MINES, WITHOUT, HOWEVER, THE RIGHT TO DRILL, MINE, STORE, EXPLORE AND OPERATE THROUGH THE SURFACE OR THE UPPER 500 FEET OF THE SUBSURFACE OF THE LAND, AS RESERVED IN THE DEED FROM THE IRVINE COMPANY, A MICHIGAN CORPORATION, SUCCESSOR BY MERGER WITH IRVINE INDUSTRIAL COMPLEX, RECORDED MARCH 30, 1979 IN BOOK 13086, PAGE 1979, OFFICIAL RECORDS.

EXCEPT ANY AND ALL WATER, RIGHTS OR INTERESTS THEREIN, NO MATTER HOW ACQUIRED IN CONNECTION WITH OR WITH RESPECT TO SAID LAND, TOGETHER WITH THE RIGHT AND POWER TO EXPLORE, DRILL, REDRILL, REMOVE AND STORE THE SAME FROM THE OR TO DIVERT OR OTHERWISE UTILIZE SUCH WATER RIGHTS OR INTEREST ON ANY OTHER PROPERTY OWNED OR LEASED BY GRANTOR, WHETHER SUCH WATER RIGHTS SHALL BE RIPARIAN, OVERLYING, APPROPRIATIVE, PERCOLATING, LITTORAL, PRESCRIPTIVE, ADJUDICATED, STATUTORY OR CONTRACTUAL, BUT WITHOUT, HOWEVER, ANY RIGHT TO ENTER UPON THE SURFACE OF SAID LAND IN THE EXERCISE OF SUCH RIGHTS, AS RESERVED IN THE DEED FROM THE IRVINE COMPANY, A MICHIGAN CORPORATION, SUCCESSOR BY MERGER WITH IRVINE INDUSTRIAL COMPLEX, A CORPORATION, RECORDED MARCH 30, 1979 IN BOOK 13086, PAGE 1979, OFFICIAL RECORDS.

Document No.:

Date Recorded:                          , 2004

STATEMENT OF TAX DUE AND REQUEST THAT TAX DECLARATION NOT BE

MADE A PART OF THE PERMANENT RECORD IN THE OFFICE OF THE COUNTY

RECORDER

(Pursuant to Section 11932 R&T Code)

To:	Registrar Recorder
County of Orange, California

Request is hereby made in accordance with the provisions of the Documentary Transfer Tax Act that the amount of tax due not be shown on the original document which names:

Fund VIII-IX REIT Joint Venture

(as grantor)

CTA, LP

(as grantee)

Property described in the accompanying document is located in

(  ) unincorporated area of the County of

(x) City of Irvine

The amount of tax due on the accompanying document is $

X	Computed on full value of property conveyed, or
______________	Computed on full value less liens and encumbrances remaining at time of sale.

[signatures on next page]

“GRANTOR”

FUND VIII-IX REIT JOINT VENTURE

By:	Fund VIII and Fund IX Associates,
a Georgia joint venture

	By:	Wells Real Estate Fund VIII, L.P.,
a Georgia limited partnership, Venturer

		By:	Wells Partners, L.P
a Georgia limited partnership, a general partner

			By:	Wells Capital, Inc.,
a Georgia corporation, as general partner

By:
Name:
Title:

	By:	Wells Real Estate Fund IX, L.P.,
a Georgia limited partnership, as general partner

		By:	Wells Partners, L.P
a Georgia limited partnership, a general partner

			By:	Wells Capital, Inc.,
a Georgia corporation, as general partner

By:
Name:
Title:

[signatures continue on next page]

By:	Wells Operating Partnership, L.P.,
a Delaware limited partnership

	By:	Wells Real Estate Investment Trust, Inc.,
a Maryland corporation, as general partner

By:
Name:
Title:

Exhibit F

BILL OF SALE

For good and valuable consideration, the receipt of which is hereby acknowledged,             , a              (“Seller”), does hereby sell, transfer and convey to                          (“Purchaser”), without recourse or warranty, any and all personal property (the “Personal Property”) owned by Seller and used exclusively in connection with the operation of that certain real property known                 , California, and more particularly described in Exhibit A attached hereto (the “Property”).

Purchaser acknowledges that the sale of the personal property is specifically made “as-is” and “where-is,” without any representations or warranties express or implied, including, without limitation, implied warranties of fitness for any particular purpose or merchantability or any other warranties whatsoever. Purchaser has not relied and will not rely on, and Seller is not liable for or bound by, any express or implied warranties, guaranties, statements, representations or information pertaining to the personal property or relating thereto (including specifically, without limitation, information packages distributed with respect to the Property) made or furnished by Seller, the property manager, or any agent or real estate broker representing or purporting to represent Seller, to whomever made or given, directly or indirectly, orally or in writing.

This Bill of Sale may be executed in any number of counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same instrument.

[Next page is signature page]

IN WITNESS WHEREOF, the undersigned have executed this Bill of Sale as of this      day of                     ,         .

FUND VIII-IX REIT JOINT VENTURE

By:	Fund VIII and Fund IX Associates,
a Georgia joint venture

	By:	Wells Real Estate Fund VIII, L.P.,
a Georgia limited partnership, Venturer

		By:	Wells Partners, L.P
a Georgia limited partnership, a general partner

			By:	Wells Capital, Inc.,
a Georgia corporation, as general partner

By:
Name:
Title:

	By:	Wells Real Estate Fund IX, L.P.,
a Georgia limited partnership, as general partner

		By:	Wells Partners, L.P
a Georgia limited partnership, a general partner

			By:	Wells Capital, Inc.,
a Georgia corporation, as general partner

By:
Name:
Title:

[signatures continue on next page]

By:	Wells Operating Partnership, L.P.,
a Delaware limited partnership

	By:	Wells Real Estate Investment Trust, Inc.,
a Maryland corporation, as general partner

By:
Name:
Title:

CTA, LP,
a California limited partnership

By:
Name:
Title:	general partner

EXHIBIT A

LEGAL DESCRIPTION

PARCEL 1 AS SHOWN ON A PARCEL MAP NO. 82-610, IN THE CITY OF IRVINE, COUNTY OF ORANGE, STATE OF CALIFORNIA, FILED IN BOOK 177, PAGES 19 AND 20 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT ANY AND ALL OIL, OIL RIGHTS, MINERALS, MINERAL RIGHTS, NATURAL GAS RIGHTS, AND OTHER HYDROCARBONS BY WHATSOEVER NAME KNOWN, GEOTHERMAL STEAM, AND ALL PRODUCTS DERIVED FROM ANY OF THE FOREGOING, THAT MAY BE WITHIN OR UNDER THE LAND, TOGETHER WITH THE PERPETUAL RIGHT OF DRILLING, MINING, EXPLORING, AND OPERATING THEREFOR, AND STORING IN AND REMOVING THE SAME FROM THE LAND OR ANY OTHER LAND, INCLUDING THE RIGHT TO WHIPSTOCK OR DIRECTIONALLY DRILL AND MINE FROM LANDS OTHER THAN THOSE CONVEYED HEREBY, OIL OR GAS WELLS, TUNNELS AND SHAFTS INTO, THROUGH OR ACROSS THE SUBSURFACE OF THE LAND, AND TO BOTTOM SUCH WHIPSTOCKED OR DIRECTIONALLY DRILLED WELLS, TUNNELS AND SHAFTS UNDER AND BENEATH OR BEYOND THE EXTERIOR LIMITS THEREOF, AND TO REDRILL, RETUNNEL, EQUIP, MAINTAIN, REPAIR, DEEPEN AND OPERATE ANY SUCH WELLS OR MINES, WITHOUT, HOWEVER, THE RIGHT TO DRILL, MINE, STORE, EXPLORE AND OPERATE THROUGH THE SURFACE OR THE UPPER 500 FEET OF THE SUBSURFACE OF THE LAND, AS RESERVED IN THE DEED FROM THE IRVINE COMPANY, A MICHIGAN CORPORATION, SUCCESSOR BY MERGER WITH IRVINE INDUSTRIAL COMPLEX, RECORDED MARCH 30, 1979 IN BOOK 13086, PAGE 1979, OFFICIAL RECORDS.

EXCEPT ANY AND ALL WATER, RIGHTS OR INTERESTS THEREIN, NO MATTER HOW ACQUIRED IN CONNECTION WITH OR WITH RESPECT TO SAID LAND, TOGETHER WITH THE RIGHT AND POWER TO EXPLORE, DRILL, REDRILL, REMOVE AND STORE THE SAME FROM THE OR TO DIVERT OR OTHERWISE UTILIZE SUCH WATER RIGHTS OR INTEREST ON ANY OTHER PROPERTY OWNED OR LEASED BY GRANTOR, WHETHER SUCH WATER RIGHTS SHALL BE RIPARIAN, OVERLYING, APPROPRIATIVE, PERCOLATING, LITTORAL, PRESCRIPTIVE, ADJUDICATED, STATUTORY OR CONTRACTUAL, BUT WITHOUT, HOWEVER, ANY RIGHT TO ENTER UPON THE SURFACE OF SAID LAND IN THE EXERCISE OF SUCH RIGHTS, AS RESERVED IN THE DEED FROM THE IRVINE COMPANY, A MICHIGAN CORPORATION, SUCCESSOR BY MERGER WITH IRVINE INDUSTRIAL COMPLEX, A CORPORATION, RECORDED MARCH 30, 1979 IN BOOK 13086, PAGE 1979, OFFICIAL RECORDS.

Exhibit G

ASSIGNMENT AND ASSUMPTION OF LEASE

This Assignment and Assumption of Lease (this “Assignment”) dated as of                     ,          is entered into by and between             ,a             (“Assignor”), and (“Assignee”).

W I T N E S S E T H

WHEREAS, Assignor is the lessor under that certain Lease Agreement by and between Assignor and Gambro Healthcare, Inc., a Tennessee corporation and dated as of March 4, 2004 (the “Lease”);

WHEREAS, Assignor, as Seller, and Assignee, as Purchaser, have entered into that certain Purchase and Sale Agreement dated as of September     , 2004 (the “Purchase Agreement”); and

WHEREAS, Assignor desires to assign its interest as lessor in the Lease to Assignee, and Assignee desires to accept the assignment thereof;

Now, THEREFORE, in consideration of the promises and conditions contained herein, the parties hereby agree as follows:

1. Effective as of the Effective Date (as defined below), Assignor hereby assigns to Assignee all of its right, title and interest in and to the Lease.

2. Effective as of the Effective Date, Assignee hereby assumes all of the Assignor’s obligations under the Lease and agrees to indemnify Assignor against and hold Assignor harmless from any and all cost, liability, loss, damage or expense, including without limitation, attorneys’ fees, accruing on or to be performed subsequent to the Effective Date and arising out of the Assignor’s obligations under the Lease.

3. Any rental and other payments under the Lease shall be prorated between the parties as provided in the Purchase Agreement.

4. In the event of any litigation arising out of this Assignment, the losing party shall pay the prevailing party’s costs and expenses of such litigation, including, without limitation, attorneys’ fees.

5. This Assignment shall be binding on and inure to the benefit of the parties hereto, their heirs, executors, administrators, successors in interest and assigns.

6. This Assignment shall be governed by and construed in accordance with the laws of the State of California.

7. Assignee acknowledges that, except as provided in the Purchase Agreement, the conveyance of the Lease herein is specifically made “as-is” and “where-is,” without any representations or warranties express or implied, including, without limitation, implied warranties of fitness for any particular purpose or merchantability or any other warranties whatsoever. Assignee has not relied and will not rely on, and assignor is not liable for or bound by, any express or implied warranties, guaranties, statements, representations or information pertaining to the Lease or relating thereto (including specifically, without limitation, information packages distributed with respect to the real property) made or furnished by Assignor, the property manager, or any agent or real estate broker representing or purporting to represent Assignor, to whomever made or given, directly or indirectly, orally or in writing.

8. This Assignment is delivered pursuant to the Purchase Agreement.

9. For purposes of this Assignment, the “Effective Date” shall be the date of the Closing (as defined in the Purchase Agreement).

10. This Assignment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same document.

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment the day and year first above written.

FUND VIII-IX REIT JOINT VENTURE

By:	Fund VIII and Fund IX Associates, a Georgia joint venture

	By:	Wells Real Estate Fund VIII, L.P., a Georgia limited partnership, Venturer

		By:	Wells Partners, L.P a Georgia limited partnership, a general partner

			By:	Wells Capital, Inc., a Georgia corporation, as general partner

By:
Name:
Title:

	By:	Wells Real Estate Fund IX, L.P., a Georgia limited partnership, as general partner

		By:	Wells Partners, L.P a Georgia limited partnership, a general partner

			By:	Wells Capital, Inc., a Georgia corporation, as general partner

By:
Name:
Title:

[signatures continue on next page]

By:	Wells Operating Partnership, L.P., a Delaware limited partnership

	By:	Wells Real Estate Investment Trust, Inc., a Maryland corporation, as general partner

By:
Name:
Title:

CTA, LP,
a California limited partnership

By:
Name:
Title:	general partner

Exhibit H

ASSIGNMENT AND ASSUMPTION OF

OPERATING AGREEMENTS, WARRANTIES AND INTANGIBLES

THIS ASSIGNMENT AND ASSUMPTION OF OPERATING AGREEMENTS, WARRANTIES AND INTANGIBLES is made and entered into as of this      day of                     ,             , by                         ,a                                  (“Assignor”), and                              (“Assignee”).

FOR GOOD AND VALUABLE CONSIDERATION, the receipt of which is hereby acknowledged, effective as of the Effective Date (as defined below), and in connection with the sale of that certain real property described in Exhibit A attached hereto (the “Property”) Assignor hereby assigns and transfers unto Assignee all of its right, title, claim and interest in and under:

(A) all warranties and guaranties (express or implied) made by or received from any third party with respect to any building, building component, structure, fixture, machinery, equipment, or material situated on, contained in any building or other improvement situated on, or comprising a part of any building or other improvement situated on, any part of the Property including, without limitation, those warranties and guaranties listed in Exhibit B attached hereto (collectively, “Warranties”);

(B) all of the service contracts listed in Exhibit C attached hereto (the “Service Contracts”); and

(C) any Intangibles (as defined in that certain Purchase and Sale Agreement dated as of                                 ,          between Assignor and                                      (the “Purchase Agreement”)).

ASSIGNOR AND ASSIGNEE FURTHER HEREBY AGREE AND COVENANT AS FOLLOWS:

1. Effective as of the Effective Date (as defined below), Assignee hereby accepts the assignment from Assignor of all of Assignor’s right, title and interest in and to the Service Contracts, Warranties and Intangibles.

2. Effective as of the Effective Date, Assignee hereby assumes all of the owner’s obligations under the Service Contracts, Warranties and Intangibles and agrees to indemnify Assignor against and hold Assignor harmless from any and all cost, liability, loss, damage or expense, including, without limitation, attorneys’ fees, accruing on or to be performed subsequent to the Effective Date and arising out of the owner’s obligations under the Service Contracts, Warranties and Intangibles.

3. In the event of any litigation between Assignor and Assignee arising out of this Assignment, the losing party shall pay the prevailing party’s costs and expenses of such litigation, including, without limitation, reasonable attorneys’ fees.

4. This Assignment shall be binding on and inure to the benefit of the parties hereto, their heirs, executors, administrators, successors in interest and assigns.

5. This Assignment shall be governed by and construed in accordance with the laws of the State of California.

6. This Assignment is delivered pursuant to the Purchase Agreement.

7. Assignee acknowledges and agrees that, except as provided in the Purchase Agreement, the conveyance of the service contracts, warranties and intangibles is specifically made “as-is” and “where-is,” without any representations or warranties express or implied, including, without limitation, implied warranties of fitness for any particular purpose or merchantability or any other warranties whatsoever. Assignee has not relied and will not rely on, and Assignor is not liable for or bound by, any express or implied warranties, guaranties, statements, representations or information pertaining to the service contacts, warranties or intangibles or relating thereto (including specifically, without limitation, information packages distributed with respect to the property) made or furnished by Assignor, the property manager, or any agent or real estate broker representing or purporting to represent Assignor, to whomever made or given, directly or indirectly, orally or in writing.

8. For purposes of this Assignment, the “Effective Date” shall be the date of the Closing (as defined in the Purchase Agreement).

9. This Assignment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same document.

[Next page is signature page]

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment the day and year first above written.

FUND VIII-IX REIT JOINT VENTURE

By:	Fund VIII and Fund IX Associates, a Georgia joint venture

	By:	Wells Real Estate Fund VIII, L.P., a Georgia limited partnership, Venturer

		By:	Wells Partners, L.P a Georgia limited partnership, a general partner

			By:	Wells Capital, Inc., a Georgia corporation, as general partner

By:

Name:

Title:

	By:	Wells Real Estate Fund IX, L.P., a Georgia limited partnership, as general partner

		By:	Wells Partners, L.P a Georgia limited partnership, a general partner

			By:	Wells Capital, Inc., a Georgia corporation, as general partner

By:

Name:

Title:

[signatures continue on next page]

By:	Wells Operating Partnership, L.P., a Delaware limited partnership

	By:	Wells Real Estate Investment Trust, Inc., a Maryland corporation, as general partner

By:
Name:
Title:

CTA, LP, a California limited partnership

By:
Name:
Title:	general partner

EXHIBIT A

Legal Description of Property

PARCEL 1 AS SHOWN ON A PARCEL MAP NO. 82-610, IN THE CITY OF IRVINE, COUNTY OF ORANGE, STATE OF CALIFORNIA, FILED IN BOOK 177, PAGES 19 AND 20 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT ANY AND ALL OIL, OIL RIGHTS, MINERALS, MINERAL RIGHTS, NATURAL GAS RIGHTS, AND OTHER HYDROCARBONS BY WHATSOEVER NAME KNOWN, GEOTHERMAL STEAM, AND ALL PRODUCTS DERIVED FROM ANY OF THE FOREGOING, THAT MAY BE WITHIN OR UNDER THE LAND, TOGETHER WITH THE PERPETUAL RIGHT OF DRILLING, MINING, EXPLORING, AND OPERATING THEREFOR, AND STORING IN AND REMOVING THE SAME FROM THE LAND OR ANY OTHER LAND, INCLUDING THE RIGHT TO WHIPSTOCK OR DIRECTIONALLY DRILL AND MINE FROM LANDS OTHER THAN THOSE CONVEYED HEREBY, OIL OR GAS WELLS, TUNNELS AND SHAFTS INTO, THROUGH OR ACROSS THE SUBSURFACE OF THE LAND, AND TO BOTTOM SUCH WHIPSTOCKED OR DIRECTIONALLY DRILLED WELLS, TUNNELS AND SHAFTS UNDER AND BENEATH OR BEYOND THE EXTERIOR LIMITS THEREOF, AND TO REDRILL, RETUNNEL, EQUIP, MAINTAIN, REPAIR, DEEPEN AND OPERATE ANY SUCH WELLS OR MINES, WITHOUT, HOWEVER, THE RIGHT TO DRILL, MINE, STORE, EXPLORE AND OPERATE THROUGH THE SURFACE OR THE UPPER 500 FEET OF THE SUBSURFACE OF THE LAND, AS RESERVED IN THE DEED FROM THE IRVINE COMPANY, A MICHIGAN CORPORATION, SUCCESSOR BY MERGER WITH IRVINE INDUSTRIAL COMPLEX, RECORDED MARCH 30, 1979 IN BOOK 13086, PAGE 1979, OFFICIAL RECORDS.

EXCEPT ANY AND ALL WATER, RIGHTS OR INTERESTS THEREIN, NO MATTER HOW ACQUIRED IN CONNECTION WITH OR WITH RESPECT TO SAID LAND, TOGETHER WITH THE RIGHT AND POWER TO EXPLORE, DRILL, REDRILL, REMOVE AND STORE THE SAME FROM THE OR TO DIVERT OR OTHERWISE UTILIZE SUCH WATER RIGHTS OR INTEREST ON ANY OTHER PROPERTY OWNED OR LEASED BY GRANTOR, WHETHER SUCH WATER RIGHTS SHALL BE RIPARIAN, OVERLYING, APPROPRIATIVE, PERCOLATING, LITTORAL, PRESCRIPTIVE, ADJUDICATED, STATUTORY OR CONTRACTUAL, BUT WITHOUT, HOWEVER, ANY RIGHT TO ENTER UPON THE SURFACE OF SAID LAND IN THE EXERCISE OF SUCH RIGHTS, AS RESERVED IN THE DEED FROM THE IRVINE COMPANY, A MICHIGAN CORPORATION, SUCCESSOR BY MERGER WITH IRVINE INDUSTRIAL COMPLEX, A CORPORATION, RECORDED MARCH 30, 1979 IN BOOK 13086, PAGE 1979, OFFICIAL RECORDS.

EXHIBIT B

Warranties & Guaranties

(attached hereto)

EXHIBIT C

Service Contracts

(attached hereto)

Exhibit I

NOTICE TO TENANTS

                        ,

To:	________________________________

________________________________

________________________________

Re:	Notice of Lease Assignment

Premises:	_____________________________

_____________________________

Ladies and Gentlemen:

Please be advised that the Premises have been acquired by, and the Lessor’s interest in your lease and your security deposit (if any) have been assigned, to                                                                                                    (“New Owner”).

All future rental and other payments under your lease shall be paid to New Owner, in accordance with the terms of your lease, to the following address:

____________________________________

____________________________________

____________________________________

____________________________________

____________________________________

Very truly yours,

Prior Owner:

By:
Name:
Title:

New Owner:

By:
Name:
Title:

I-1

Exhibit J

CERTIFICATE OF NON-FOREIGN STATUS

Section 1445 of the Internal Revenue Code provides that a transferee (buyer) of a U.S. real property interest must withhold tax if the transferor (seller) is a foreign person. For U.S. tax purposes (including Section 1445), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity. To inform the transferee (buyer) that withholding of tax is not required upon the disposition of a U.S. real property interest by Fund VIII and Fund IX Associates, a Georgia Joint Venture (“Seller”), the undersigned hereby certifies the following on behalf of Seller:

1. Seller is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

2. Seller is not a disregarded entity as defined in Section 1.1445-2(b)(2)(iii) of the Income Tax Regulations;

3. Seller’s U. S. employer identification number is                     ; and

4. Seller’s office address is:

c/o Wells Operating Partnership

6200 The Corners Parkway

Norcross, Georgia 30092

Seller understands that this certification may be disclosed to the Internal Revenue Service by the transferee (buyer) and that any false statement contained herein could be punished by fine, imprisonment, or both.

Under penalties of perjury, the undersigned declares that he has examined this certification and to the best of his knowledge and belief it is true, correct and complete, and he further declares that he has the authority to sign this document on behalf of Seller.

[Next page is signature page]

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the      day of                     , 2004.

SELLER:

FUND VIII-IX REIT JOINT VENTURE

By:	Fund VIII and Fund IX Associates, a Georgia joint venture

	By:	Wells Real Estate Fund VIII, L.P., a Georgia limited partnership, Venturer

		By:	Wells Partners, L.P a Georgia limited partnership, a general partner

			By:	Wells Capital, Inc., a Georgia corporation, as general partner

By:
Name:
Title:

	By:	Wells Real Estate Fund IX, L.P., a Georgia limited partnership, as general partner

		By:	Wells Partners, L.P a Georgia limited partnership, a general partner

			By:	Wells Capital, Inc., a Georgia corporation, as general partner

By:
Name:
Title:

[signatures continue on next page]

By:	Wells Operating Partnership, L.P., a Delaware limited partnership

	By:	Wells Real Estate Investment Trust, Inc., a Maryland corporation, as general partner

By:
Name:
Title:

Exhibit K

TENANT ESTOPPEL FORM

November     , 2004

CTA, LP

P.O. Box 440

Sunset Beach, California 90742

Re:	Lease Agreement dated March 4, 2004 (the “Lease”) by and between Fund VIII and Fund IX Associates, a Georgia joint venture (“Landlord”), and Gambro Healthcare, Inc., a Tennessee corporation (“Tenant”), for those premises located at 15253 Bake Parkway, Irvine, California 92618 (“Premises”).

Gentlemen:

The undersigned Tenant hereby certifies to CTA, LP, a California limited partnership (“Purchaser”), as potential purchaser of the Premises, as follows:

1.	The Lease constitutes the entire agreement between Landlord and Tenant with respect to the Premises and is in full force and effect and has not been modified, supplemented, or amended except as indicated on Schedule A attached hereto.

2.	The Commencement Date (as defined in the Lease) is , 2004, and the Expiration Date (as defined in the Lease) is , 20 .

3.	Tenant is in occupancy of the Premises and acknowledges that all tenant finish items to be completed by Landlord, or Landlord’s contractors, have been satisfactorily completed in every respect, except for (i) the punchlist items set forth on Schedule B attached hereto and (ii) the open tenant improvement work described on Schedule C attached hereto, and Tenant has accepted the Premises as substantially complete and ready for the uses intended as set forth in the Lease.

4.	Tenant has not given Landlord written notice of any dispute between Landlord and Tenant or that Tenant considers Landlord in default under the Lease.

5.	Tenant has not received written notice from Landlord that Landlord considers Tenant to be in default under the Lease.

6.	Tenant does not claim any offsets or credits against rents payable under the Lease and there are no sums due Tenant under the Lease.

7.	Tenant has not paid a security or other deposit with respect to the Lease, except as indicated on Schedule A attached hereto.

8.	The current base rent under the Lease is as disclosed on Schedule A attached hereto; Tenant’s obligation to pay base rent under the Lease will commence on February 1, 2005.

9.	Tenant has not paid any rentals in advance under the Lease.

10.	Except as disclosed on Schedule A attached hereto, Tenant has no right of first refusal or option to purchase the Premises or any part thereof.

This Certificate may be relied upon by Purchaser, other potential purchasers of the Premises, Landlord, and their respective lenders, successors and assigns, including, without limitation, Principal Life Insurance Company and its successors and assigns.

TENANT:	GAMBRO HEALTHCARE, INC.,
a Tennessee corporation

By:
Name:
Title:

SCHEDULE A

1.	Modifications and/or Amendments: None.

2.	Security Deposit: None.

3.	Monthly Base Rent for current term of Lease: as of February 1, 2005, $ .

4.	Right of First of Refusal or to Option to Purchase: None.

SCHEDULE B

Punchlist Items

[to be attached hereto]

SCHEDULE C

Open Tenant Improvement Work

1.	Replacement of roof top packaged air conditioning units.

2.	Installation of skylights.

3.	Parking lot re-paving.

Exhibit L

OPEN TENANT IMPROVEMENT WORK

1. Replacement of roof top packaged air conditioning units as detailed in the attached proposal from Allison Mechanical, Inc. and dated October 12, 2004.

2. Installation of skylights as detailed in the attached proposal from Carmel Architectural Sales and dated October 29, 2004.

3. Parking lot re-paving as detailed in the attached proposal from Golden Crest Paving Inc.

L-1

Exhibit M

GENERAL CONTRACT AND CHANGE ORDERS

[attached hereto]

M-1